Advances From Federal Home Loan Bank:	12 Months Ended
Dec. 31, 2011
Advances From Federal Home Loan Bank [Abstract]
Advances From Federal Home Loan Bank:
(7)	Advances from Federal Home Loan Bank:

Federal Home Loan Bank advances are summarized as follows:

	December 31,
	2011		2010
Types of Advances	Amount	Weighted Average Rate	Amount	Weighted Average Rate
Fixed-rate	$63,319	3.64%	$81,905	3.75%

Scheduled maturities of FHLB advances as of December 31, 2011 are as follows:

Years Ending December 31,	Fixed Rate	Average Cost
2012	$5,000	1.82%
2013	6,950	2.59%
2014	5,728	3.16%
2015	—	—
2016	4,000	5.34%
Thereafter	41,641	3.93%

Total	$63,319	3.64%

The Bank has an approved line of credit of $30.0 million at the FHLB of Cincinnati, which is secured by a blanket agreement to maintain residential first mortgage loans and non-residential real estate loans with a principal value of 125% of the outstanding advances and has a variable interest rate. At December 31, 2011, the Bank has immediate access to $40.1 million of credit at the FHLB. All borrowings with the FHLB are secured under a blanket agreement using the Bank's portfolio of 1-4 family home loans and non-residential real estate loans as collateral. In addition, the Bank has pledged investments with a book value of $5.8 million and a market value of $6.0 million. The Bank has an $8 million unsecured line of credit with BVA Compass Bank of Birmingham, Alabama. The Company's overnight lines of credit with both the Federal Home Loan Bank of Cincinnati and Compass Bank had a zero balance at December 31, 2011.

At December 31, 2011, the Bank pledged investment securities with a book balance of $124.2 million and a market value of $133.0 million to various municipalities. In addition to the pledged securities, the Bank has issued $32.75 million in letters of credit issued by the Federal Home Loan Bank of Cincinnati as collateral for select municipality deposits.